Exhibit 99.1

LM Funding Announces

Business Combination Agreement with Hanfor and Concurrent $1.25 million Private Placement of Common Stock

TAMPA, FL, March 23, 2020 – LM Funding America, Inc. (NASDAQ: LMFA) (“LM Funding” or “LMFA”), a technology-based specialty finance company, today announced that it has entered into a Share Exchange Agreement to combine its business with the asset management businesses of Hanfor (Cayman) Limited (“Hanfor”), a Cayman company, which is owned by BZ Industrial Limited, a British Virgin Islands company (“BZI”).

After giving effect to the business combination, LMFA shareholders will own approximately 12 percent of the combined company’s outstanding shares.  BZI has also agreed to pay LMFA $1.25 million shortly after signing the Share Exchange Agreement for approximately 520,833 shares of LMFA common at $2.40 per share in a private placement.

“After a thorough review of LMFA’s current operations and strategic alternatives, we selected the Hanfor business combination transaction as the best option for our shareholders,” commented Bruce Rodgers, Chairman and Chief Executive Officer of LMFA. “Combining with Hanfor will allow our shareholders to participate in ownership of an opportunistic global company with far greater potential.”

Mr. Hank Han, Chairman of Hanfor, will lead the combined company following the closing, which will have businesses in both China and the US. The transaction is expected to close during the second half of the year, pending approval by shareholders of each company and subject to other closing conditions, which include without limitation the delivery of final audited financial statements by Hanfor, the receipt of a fairness opinion by the LMFA board of directors, approval of the transaction by LMFA stockholders, and satisfaction of the combined company with the initial listing requirements of the Nasdaq Capital Market.

“I am excited about the transaction with LMFA since it provides unique growth opportunities both within China and the United States,” stated Mr. Han. “We have demonstrated steady growth within China over the past several years, given our strong international capabilities we believe we are well positioned to take advantage of cross-border opportunities during these historic economic times.”

Hanfor is a fund manager in China that manages multiple classes of alternative assets with a focus on private equity. Hanfor currently has approximately 5.4 billion RMB (approximately $770 million USD) in assets under management (“AUM”). Hanfor aims to generate attractive investment returns for fund investors by following a patient and disciplined investment approach, employing talented people, and driving growth and value creation with our portfolio companies. Hanfor invests their own capital alongside the capital they manage for fund investors across many industries, including TMT (technology, media telecommunications), consumer & entertainment, health care and high-end manufacturing. Hanfor has been an active player in the private equity industry in China, having completed more than 50 private equity investments in portfolio companies as of December 31, 2019. Hanfor is in the process of completing its audited financial statements for the year ended December 31, 2019 but is subject to issues arising from the COVID-19 virus.

The Maxim Group LLC served as exclusive advisor to LM Funding.

About LM Funding America:

LM Funding America, Inc., together with its subsidiaries, is a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado and Illinois by funding a certain portion of the associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

About Hanfor and BZI:

BZ Industrial Limited, through its wholly owned operating subsidiary, Hanfor (Cayman) Limited, is a fund manager in China that manages multiple classes of alternative assets with a focus on private equity. Hanfor currently has approximately 5.4 billion RMB (approximately $770 million USD) in AUM. Hanfor has been an active player in the private equity industry in China, having completed more than 50 private equity investments in portfolio companies as of December 31, 2019.

About Maxim Group LLC

Maxim Group LLC is a full-service investment banking, securities and wealth management firm headquartered in New York. The Firm provides a full array of financial services including investment banking; private wealth management; and global institutional equity, fixed-income and derivatives sales & trading, equity research and prime brokerage services to a diverse range of corporate clients, institutional investors and high net worth individuals. Maxim Group is a registered broker-dealer with the U.S. Securities and Exchange Commission (SEC) and the Municipal Securities Rulemaking Board (MSRB), and is a member of the following: Financial Industry Regulatory Authority (FINRA); Securities Insurance Protection Corporation (SIPC); NASDAQ Stock Market and NYSE Arca, Inc. To learn more about Maxim Group, visit www.maximgrp.com.

Important Information About the Business Combination and Where to Find It

 In connection with the business combination, LMFA intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. LMFA’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the business combination, as these materials will contain important information about the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of LMFA as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: LM Funding America, Inc., 1200 W. Platt St., Suite 1000, Tampa, Florida 33606, Attention: Chief Financial Officer, (813) 362-6488.

Participants in the Solicitation

LMFA and its directors and executive officers may be deemed participants in the solicitation of proxies from LMFA’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in LMFA is contained in LMFA’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to LM Funding America, Inc., 1200 W. Platt St., Suite 1000, Tampa, Florida 33606, Attention: Chief Financial Officer, (813) 362-6488. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Hanfor and BZI and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of LMFA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements:

This press release may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the company's most recent Annual Report on Form 10-K and its other filings with the SEC, which are available at www.sec.gov. These risks and uncertainties include, without limitation, uncertainty created by the COVID-19 pandemic, our ability to obtain Nasdaq approval of the business combination with Hanfor, the risk of obtaining a fairness opinion and stockholder approval of the transaction, our ability to acquire new accounts at appropriate prices, the need for capital, our ability to hire and retain new employees, changes in governmental regulations that affect our ability to collected sufficient amounts on defaulted consumer receivables, changes in the credit or capital markets, changes in interest rates, and negative press regarding the debt collection industry.  The occurrence of any of these risks and uncertainties could have a material adverse effect on the company's business, financial condition, and results of operations.

Company Contact: Bruce M. Rodgers, Chairman and CEO LM Funding America, Inc. Tel (813) 222-8996 investors@lmfunding.com

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